SCHEDULE 14A INFORMATIO Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[    ] Preliminary Proxy Statement
[    ] Confidential, for Use of the Commission Only (as permitte by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

  The Gabelli Global Multimedia Trust Inc. . . . . . . . . . . .
                                             . . . . . . . . . . . . .
                (Name of Registrant as Specified In Its Charter)

                                                . . . . . . . . . .
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:



       2)  Aggregate number of securities to which transaction applies:



       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):



       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:



[   ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:


       2)  Form, Schedule or Registration Statement No.:


       3)  Filing Party:


       4)  Date Filed:

                    The Gabelli Global Multimedia Trust Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 (914) 921-5070
                                                 -------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 12, 1997
                                                 -------------


To the Shareholders of
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

         Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Global Multimedia Trust Inc. (the "Trust") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 12, 1997, at 11:00 a.m., for the following purposes:

1.   To elect three Directors of the Trust (PROPOSAL 1);

2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Trust for the year ending December 31, 1997 (PROPOSAL
     2);

3.   To approve the revision of     the     fundamental  investment  restriction
         regarding senior securities (PROPOSAL 3); and


4. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

         These items are discussed in greater detail in the attached Proxy Statement.

         The close of business on March 3, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                                     By Order of the Directors


                                 JAMES E. MCKEE
                                    Secretary

    April 3    , 1997

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example: Registration Valid Signature

Corporate Accounts
(1)      ABC Corp..........................     ABC Corp.
(2)      ABC Corp..........................     John Doe, Treasurer
(3)      ABC Corp.
        c/o John Doe, Treasurer.............    John Doe
(4)      ABC Corp., Profit Sharing Plan.....    John Doe, Trustee

 Trust Accounts
 (1)      ABC Trust..........................   Jane B. Doe, Trustee
 (2)      Jane B. Doe, Trustee
         u/t/d 12/28/78..............................     Jane Doe

  Custodian or Estate Accounts
 (1)      John B. Smith
          f/b/o John B. Smith, Jr. UGMA.......... John B. Smith
 (2)      John B. Smith......................    John B. Smith, Jr., Executor

G:\SHARED\LEHMAN\CLOSED\LATIN\PROXIES\COVER.DOC

G:\SHARED\LEHMAN\CLOSED\LATIN\PROXIES\LTR95.DOC
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 12, 1997
                                                   ----------
                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Global Multimedia Trust Inc. (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on May 12, 1997, at 11:00 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         In addition to the solicitation of Proxies by mail, officers of the Trust and officers and regular employees of Boston EquiServe, the Trust's transfer agent, affiliates of Boston EquiServe or other representatives of the Trust also may solicit proxies by telephone, telegraph or in person. In addition, the Trust has retained Georgeson and Company Inc. to assist in the solicitation of Proxies for a fee estimated at $6,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Trust's most recent annual report is available upon request, without charge, by writing the Trust at One Corporate Center, Rye, New York, 10580-1434 or calling the Trust at
(800) 422-3554.

         If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the Proxy will be voted FOR the election of the nominees as Directors, FOR the other matters listed in the accompanying Notice of Annual Meeting of Shareholders and FOR any other matters deemed appropriate. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated Proxy to the Trust at the above address prior to the date of the Meeting.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

         The close of business on March 3, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 11,241,548 shares of the Trust outstanding.

         To the knowledge of the management of the Trust, no person owns of record or beneficially 5% or more of the shares of the Trust except that, as of March 3, 1997, 9,286,244 shares were held of record by Cede & Co., a nominee partnership of The Depository Trust Company. Of such shares, 1,853,866 shares, representing 16.5% of the outstanding shares of the Trust, are held by The
Depository Trust Company as nominee for Smith Barney Inc., representing approximately 10,179 discretionary and non-discretionary accounts.

         This Proxy  Statement is first being mailed to shareholders on or about
    April 3    , 1997.


                PROPOSAL 1: TO ELECT THREE DIRECTORS OF THE TRUST

         At the Meeting, the following three of the eight Directors of the Trust are to be elected to hold office for a period of three years and until their successors are elected and qualified. The Board of Directors is divided into three classes. Each year the term of office of one class will expire. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the Directors of the Trust has served in that capacity since the April 6, 1994 organizational meeting of the Trust.


                                                                                     Number and Percentage of
                                                                                      Shares of Capital Stock
                                            Position with the Trust,                   Beneficially Owned**
                                           Business Experience During                Directly or Indirectly on
Name and Business Address                   Past Five Years and Age                        March 3, 1997
-------------------------         -         ------------------------                       -------------

James P. Conn                     Director  of the  Trust.  Managing  Director                  10,352***
One Corporate Center              of   Financial    Security   Assurance
Rye, NY  10580-1434               Holdings Ltd.      since 1992;      Director
                                  of  Santa  Anita  Realty  Enterprises,  Inc.
                                  since   1995;   Director   of  Santa   Anita
                                  Operating  Company  since 1995;  Director of
                                  California  Jockey  Club  since  1983;
                                  President  and Chief  Executive  Officer  of
                                  Bay  Meadows  Operating  Company  from  1988
                                  through  1992.  Mr.  Conn is 59  years  old.
                                  (1)(2)(10)(14)

Anthony R. Pustorino              Director  of  the  Trust.  Certified  Public                   1,101***
One Corporate Center              Accountant.  Professor of  Accounting,  Pace
Rye, NY  10580-1434               University,  since 1965.  Mr.  Pustorino  is
                                  71   years    old.    (1)(2)(3)(4)(5)
                                      (10)(11)(13)

*Karl Otto Pohl                   Director  of  the  Trust.   Partner  of  Sal
One Corporate Center              Oppenheim  Jr.  &  Cie  (private  investment
Rye, NY  10580-1434               bank);  Currently  Board Member of IBM World
                                  Trade   Europe/Middle   East/Africa   Corp.;
                                  Bertelsmann            AG;            Zurich
                                  Versicherungs-Gesellschaft  (insurance); the                   0
                                  International  Advisory  Board for JP Morgan
                                  & Co.;  Supervisory  Board  Member  of Royal
                                  Dutch  (petroleum  company)  ROBECo/o Group;
                                  Advisory   Director  of  Unilever  N.V.  and
                                  Unilever  Deutschland.  Mr. Pohl is 67 years
                                  old.
                                  (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)
                                     (13)



         The following Directors of the Trust will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.

                                                                                     Number and Percentage of
                                                                                      Shares of Capital Stock
                                            Position with the Trust,                   Beneficially Owned**
                                  Business Experience During Past Five Years,        Directly or Indirectly on
Name and Business Address                  Age and Date Term Expires                      March  3, 1997
-------------------------                  -------------------------                      --------------

*Mario J. Gabelli, CFA            Chairman of the Board and  President  of the                    168,119
One Corporate Center              Trust;   Chairman   of  the   Board,   Chief                  (1.50%)
Rye, NY  10580-1434               Executive   Officer  and  Chief   Investment
                   Officer of Gabelli Funds, Inc.     and
                    of GAMCO Investors, Inc., Chairman of the
                   Board and Chief Executive Officer of Lynch
                     Corporation.          Mr. Gabelli is 54
                                years old. (1998)
                     (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)
                                     (13)

Dr. Thomas E. Bratter             Director of the Trust.  Director,  President                   1,182***
One Corporate Center              and   Founder,   The  John   Dewey   Academy
Rye, NY  10580-1434               (residential       college       preparatory
                    therapeutic high school). Dr. Bratter is
                            56 years old. (1998) (10)

Felix J. Christiana               Director  of the  Trust.  Retired;  formerly                   3,030***
One Corporate Center              Senior  Vice  President  of Dollar  Dry Dock
Rye, NY  10580-1434               Savings  Bank.  Mr.  Christiana  is 71 years
                                  old.  (1998) (1)(2)(3)(4)(5)(8)(10)(13)

Bill Callaghan                    Director  of the  Trust.  President  of Bill                   1,478***
One Corporate Center              Callaghan  Associates,  Ltd.,  an  executive
Rye, NY  10580-1434               search  company.  Mr.  Callaghan is 53 years
                                  old.  (1999) (3)(10)

   *     Salvatore J. Zizza       Director of the Trust.  President  and Chief                   5,666***
One Corporate Center              Executive  Officer of The Lehigh Group, Inc.
Rye, NY  10580-1434               (an electrical  supply  wholesaler)  and
                     Chairman of the Executive Committee and
                                  Director           of   Binnings    Building
                                  Products,       Inc.      Mr.  Zizza  is  51
                                  years old.  (1999) (1)         (4)(10)

Directors and Officers as a                                                                      191,473
Group                                                                                           (1.70%)




*        "Interested  person" of the Trust,  as defined in the  Investment  Company Act of 1940, as amended (the
         "1940 Act").  Mr. Gabelli is an "interested  person" as a result of his employment as an officer of the
         Trust and its adviser,      Gabelli  Funds,  Inc.  (the  "Investment  Adviser")    .  Mr. Gabelli  is a
         registered  representative  of an  affiliated  broker-dealer.  Mr.  Pohl  receives  fees  from      the
         Investment   Adviser      but  has  no  obligation  to  provide  any  services  to  it.  Although  this relationship  does not appear to require  designation of Mr. Pohl as an "interested  person," the Trust has made such  designation  in order to avoid the  possibility  that Mr. Pohl's  independence  would be
         questioned.      Mr. Zizza may be an "interested  person" as a result of his association  with Binnings
         Building  Products,  Inc., an entity  controlled by GLI, Inc., an affiliate of the Investment  Adviser.


** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
         Act"). The information as to beneficial ownership is based upon information furnished to the Trust by the Directors.

***      Less than 1%.

(1)   Trustee of The Gabelli Asset Fund                   (8)   Director of Gabelli Global Series Funds, Inc.
(2)   Trustee of The Gabelli Growth Fund                  (9)   Director of Gabelli Gold Fund, Inc.
(3)   Director of The Gabelli Value Fund Inc.            (10)   Director of     The     Gabelli Equity Trust
      Inc.
(4)   Director of The Gabelli Convertible Securities Fund, Inc. (11)   Director of Gabelli Capital Series
      Funds, Inc.
(5)   Director of Gabelli Equity Series Funds, Inc.      (12)   Director of Gabelli International Growth Fund,
      Inc.
(6)   Trustee of The Gabelli Money Market Funds          (13)   Trustee of The Treasurer's Fund, Inc.
(7)   Director of Gabelli Investor Funds, Inc.           (14)   Trustee of the Westwood Funds


         The Trust pays each Director not affiliated with         the Investment
Adviser or its affiliates, a fee of $3,000 per year plus $500 per meeting attended, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Trust to such Directors during the fiscal year ended December 31, 1996, amounted to $37,354.

         During the year ended December 31, 1996, the Directors of the Trust met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Felix J. Christiana and Anthony R. Pustorino serve on the Trust's Audit Committee and these Directors are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Trust. During the fiscal year ended December 31, 1996, the Audit Committee met twice.

         The Directors serving on the Trust's Nominating  Committee are Felix J.
Christiana  (Chairman) and Salvatore J. Zizza        . The Nominating  Committee
is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 1996. The Trust does not have a standing compensation committee.

         Bruce N. Alpert, Vice President and Treasurer of the Trust, James E. McKee, Secretary of the Trust, and Douglas Neviera, Assistant Vice President of the Trust, are the only executive officers of the Trust not included in the listing of Directors above. Mr. Alpert is 45 years old and has served as an officer of the Trust since its inception. He currently serves as Vice President and Chief Operating Officer of the Investment Advisory Division of the
Investment  Adviser  and as an  officer  for each  mutual  fund  managed  by the
Investment Adviser and Teton Advisers LLC. Mr. McKee is 33 years old and has served as Secretary of the Trust since August 16, 1995. He has served as Vice President and General Counsel of GAMCO Investors, Inc. since 1993 and of Gabelli Funds, Inc. since August 1995. Mr. McKee also serves as Secretary for each mutual fund managed by the Investment Adviser and Teton Advisers LLC. From 1992 through 1993 Mr. McKee served as Branch Chief with the U.S. Securities and Exchange Commission in New York. From 1989 through 1992 he served as a staff attorney with the Securities and Exchange Commission in New York. Mr. Neviera is
27 years old and          served as a client services representative for Gabelli
& Company, Inc. from May 1995 until he became Assistant Vice President of the Trust on November 15, 1995. Prior to 1995, Mr. Neviera was a senior analyst at Putnam Investments and was also a masters student at Boston College. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

         The  following  table  sets forth  certain  information  regarding  the
compensation of the Trust's directors and officers.           Mr. Neviera     is
employed by the Trust and is not employed by the Investment Adviser. Officers of the Trust who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Trust. Mr. Neviera, who is the only officer who receives compensation from the Trust, did not receive more than $60,000 from the Trust.



                               Compensation Table
                       Fiscal Year Ended December 31, 1996

                                                                        Total Compensation from

                                                    Aggregate              the Trust and Fund
                        Name of Person         Compensation from            Complex Paid to
                         and Position               the Trust              Directors        *
                     Mario J. Gabelli                  $0                     $0
                     Chairman of the Board

                     Dr. Thomas E. Bratter           $5,000                   $20,500 (2)
                     Director

                     Bill Callaghan                  $5,000                   $34,500 (3)
                     Director

                     Felix J. Christiana             $5,000              $74,000     (11)
                     Director

                     James P. Conn                   $5,000                   $36,500 (5)
                     Director

                     Karl Otto Pohl                  $4,500              $77,750     (16)
                     Director

                     Anthony R. Pustorino            $5,000               $84,500     (9)
                     Director

                     Salvatore J. Zizza              $5,000                   $42,500 (5)
                     Director

---------------
*  Represents  the total  compensation  paid to such persons during the calendar year ended  December 31, 1996 by investment  companies  (including the Trust)
   from which such person receives  compensation that are considered part of the same  fund  complex  as the Trust  because  they  have  common or  affiliated investment advisers.  The number in parenthesis represents the number of such investment companies.


Required Vote

         In the election of Directors of the Trust, those candidates receiving the highest number of votes cast at the Meeting if a quorum is present shall be elected to the three positions.

         THE  BOARD  OF  DIRECTORS,   INCLUDING  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THREE DIRECTORS OF THE TRUST.

PROPOSAL 2: TO RATIFY THE SELECTION OF PRICE  WATERHOUSE LLP AS THE  INDEPENDENT
     ACCOUNTANTS OF THE TRUST FOR THE YEAR ENDING DECEMBER 31, 1997

         Upon recommendation by the Audit Committee, Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected by the vote of a majority of those Directors who are not "interested persons" of the Trust to serve as independent accountants for the Trust's fiscal year ending December 31, 1997. Price Waterhouse LLP has advised the Trust that it is independent with respect to the Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "Commission").

         Representatives of Price Waterhouse LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

Required Vote

         Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Trust represented at the Meeting if a quorum is present.

         THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE YEAR ENDING DECEMBER 31, 1997.

PROPOSAL 3:  AMENDMENT TO THE TRUST'S  FUNDAMENTAL  INVESTMENT  RESTRICTION
     REGARDING THE ISSUANCE OF SENIOR SECURITIES



         The  Trust  has  adopted   investment   restrictions  that  govern  its
operations generally.      Fundamental      investment restrictions          may
not be changed without a vote of the outstanding shares of the Trust.

             The proposed  change to the  investment  restriction is designed to provide the Trust with greater investment flexibility, to promote operational efficiencies and facilitate monitoring of compliance and to provide greater opportunities to enhance performance for the common shareholders of the Trust.
     Shareholders should note that          the proposed fundamental  investment
restrictions are stated in terms of "to the extent permitted by applicable law." Applicable law can change from time to time and may become more or less restrictive as a result. The restriction has been drafted in this manner so that future changes in the law would not require the Trust to seek
shareholder  approval  to amend     the      restriction  to conform          to
applicable law then in effect.



         The Trust currently is prohibited from issuing senior securities but is allowed to mortgage or pledge securities in connection with permissible borrowings. The current restriction reads as follows: "The Fund may not issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities it owns or holds except as may be necessary in connection with borrowings mentioned . .
 . above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the total assets of the Fund taken at the lesser of cost or market value and except that collateral arrangements with respect to the writing of options or any other hedging activity shall not be deemed a pledge of assets or the issuance of a senior security." The proposed restriction instead substitutes a limitation on the issuance of senior securities based upon applicable law, as follows: "The Fund may not issue senior securities, except to the extent permitted by applicable law." The purpose of the proposed amendment is to ensure that the Trust's policy concerning senior securities affords it the maximum ability to adapt to economic, market and regulatory conditions as they arise.

         Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is considered generally to be an obligation of the Trust that has a claim to the assets or earnings of the Trust that takes priority over the claims of shareholders of the Trust. The 1940 Act generally prohibits closed-end investment companies such as the Trust from issuing senior securities unless certain asset coverage tests and other restrictions are satisfied.

         The  proposed  amendment  would  enable  the  Trust to  issue preferred  stock whose  holders  would have priority over holders of the Trust's
common shares as to distribution of assets or payment of dividends         .
The Board of Directors has considered certain preliminary matters relating to a possible offering of preferred stock. If this proposal is approved, the Board of Directors intends to consider more fully the issuance of preferred stock, including the preferences, rights, powers and restrictions thereof. If a preferred offering is approved, the Investment Adviser does not intend to receive a management fee on the incremental assets until the total return of the Trust exceeds the coupon rate of the preferred stock.

         A  leveraged  capital  structure  creates  certain  special  risks  and benefits not associated with unleveraged funds having similar investment objectives and policies. If the Trust were to issue preferred stock or debt and
incur an obligation to pay dividends         ,  any  investment  income or gains
earned from the capital  contributed  by the  purchase of the senior  securities
which is in excess of the           dividends  due  thereon  will  cause the net
asset value of the Trust's shares to increase to a greater extent than would otherwise be the case. Conversely, if the investment performance of the capital contributed by the purchasers of the senior securities fails to cover the dividends on such capital, the net asset value of the Trust would decrease to a greater extent than would otherwise be the case, and dividends on the shares from earnings may be reduced or eliminated. A leveraged capital structure may be implemented only if the Board of Directors of the Trust determines in light of all relevant circumstances that to do so would be in the best interests of the Trust and its shareholders.



Required Vote

         The proposed change to the Trust's fundamental  investment  restriction
as set forth in proposal 3          requires the affirmative  vote of a majority
of the outstanding voting securities of the Trust which, as defined in the 1940 Act, means the lesser of (a) 67% of the shares present at a meeting of its shareholders if a quorum is present or (b) more than 50% of the outstanding shares of the Trust.

         THE  BOARD OF  DIRECTORS,  INCLUDING  THE  "NON-INTERESTED"  DIRECTORS,
RECOMMENDS  A VOTE  "FOR"          THE  PROPOSAL  TO AMEND          THE  TRUST'S
FUNDAMENTAL   INVESTMENT  RESTRICTION       REGARDING  THE  ISSUANCE  OF  SENIOR
SECURITIES    .

The Investment Adviser and Administrator

Gabelli Funds,  Inc. acts as investment  adviser and administrator to the Trust.
     The business address for Gabelli Funds, Inc. is One Corporate Center, Rye, New York 10580-1434.

Compliance with the Securities Exchange Act of 1934

         Section 16(a) of the Exchange Act and Section 30(f) of the 1940 Act and the rules thereunder require the Trust's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who own more than ten percent of a registered class of the Trust's securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange and to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Trust believes that during 1996, such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

         If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that the three candidates who receive the highest number of votes cast at the meeting are elected; therefore, abstentions will be disregarded. The ratification of Price Waterhouse LLP as independent accountants of the Trust (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded. The consideration of
the amendment          of     the      fundamental  investment  restriction
regarding the issuance of senior  securities      (Proposal  3        ) requires
approval of a 1940 Act majority; therefore, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated June 30, 1997.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Trust, which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 1998, must be received by the Trust for consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than December
4    , 1997.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[x]      PLEASE MARK VOTES AS IN THIS EXAMPLE

                                           With-   For All
                                     For   hold    Except


1.)  To elect three Directors of
     the Trust.                      [ )      [ ]      [ ]


   James P. Conn, Anthony R. Pustorino, Karl Otto Pohl

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

                                   For  Against   Abstain
2.)  To ratify the selection of
     Price Waterhouse LLP as the
     independent accountants of   [   ]  [   ]     [   ]
     the Trust for the year ending
     December 31, 1997.

3.)  To approve the revision of
     the fundamental investment
     restriction regarding senior
     securities                   (  )   (   )    (   )

4.) To consider and vote upon such other matters as may come before said Meeting or at any adjournment thereof.





         RECORD DATE SHARES:


Please be sure to sign and date this Proxy. Date noted on the reverse side

Mark box at right if comments or address changes have been
of this card.                [   ]




Shareholder sign here      Co-owner sign here.


DETACH CARD

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
               This proxy is solicited on behalf of the Directors


The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino, Felix J. Christiana and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the "Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich,
Connecticut 06830 on May 12, 1997 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of the nominees as directors and FOR Proposals 2 and 3.
Please refer to the Proxy Statement for a discussion of the proposals.

                PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. Please sign this proxy exactly as your name appears on the books of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?
DO YOU HAVE ANY COMMENTS?